SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2006

KRAFT FOODS INC.

(Exact name of registrant as specified in its charter)

Virginia	001-16483	52-2284372
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Three Lake Drive, Northfield, Illinois	60093-2753
(Address of Principal executive offices)	(Zip Code)

Registrant’s Telephone number, including area code: (847) 646-2000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On September 12, 2006, Kraft Foods Inc. issued a press release in connection with the announcement of a new executive team.  A copy of this press release is attached as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(d) The following exhibits are being filed with this Current Report on Form 8-K:

Exhibit Number	Description

99.1	Kraft Foods Inc. Press Release, dated September 12, 2006 – Kraft Announces New Executive Team; Sharpens Focus on Innovation, Marketing and Growth

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KRAFT FOODS INC.

By:	/s/ Marc S. Firestone
Name: Marc S. Firestone
Title: Executive Vice President, Corporate & Legal Affairs and General Counsel

Date:  September 13, 2006

EXHIBIT INDEX

Exhibit Number	Description

99.1	Kraft Foods Inc. Press Release, dated September 12, 2006 – Kraft Announces New Executive Team; Sharpens Focus on Innovation, Marketing and Growth